                                                                     EXHIBIT 4.2

================================================================================


                               RIGHTS AGREEMENT

                                    between

                          ORASURE TECHNOLOGIES, INC.

                                      and

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                as Rights Agent



                            Dated as of May 6, 2000


================================================================================

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
Section 1.    Definitions...........................................................................    1
Section 2.    Appointment of Rights Agent...........................................................    7
Section 3.    Evidence of Rights; Issuance of Rights Certificates...................................    7
Section 4.    Form of Rights Certificates...........................................................    9
Section 5.    Execution, Countersignature and Registration of Rights Certificates...................   10
Section 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Lost,
              Stolen, Destroyed or Mutilated Rights Certificates....................................   11
Section 7.    Exercise of Rights; Expiration Date of Rights; Purchase Price.........................   12
Section 8.    Cancellation and Destruction of Rights Certificates...................................   14
Section 9.    Reservation and Availability of Capital Stock.........................................   15
Section 10.   Preferred Stock Record Date...........................................................   16
Section 11.   Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights..........   17
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares............................   25
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power..................   26
Section 14.   Fractional Rights and Fractional Shares...............................................   29
Section 15.   Rights of Action......................................................................   31
Section 16.   Agreement of Rights Holders...........................................................   31
Section 17.   Rights Certificate Holder Not Deemed a Stockholder....................................   32
Section 18.   Concerning the Rights Agent...........................................................   32
Section 19.   Merger or Consolidation or Change of Name of Rights Agent.............................   33
Section 20.   Duties of Rights Agent................................................................   33

                              TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
Section 21.   Change of Rights Agent................................................................  36
Section 22.   Issuance of New Rights Certificates...................................................  37
Section 23.   Redemption and Termination............................................................  37
Section 24.   Exchange..............................................................................  38
Section 25.   Notice of Certain Events..............................................................  39
Section 26.   Notices...............................................................................  40
Section 27.   Supplements and Amendments............................................................  41
Section 28.   Successors............................................................................  41
Section 29.   Determinations and Actions by the Board of Directors..................................  41
Section 30.   Benefits of this Agreement............................................................  42
Section 31.   Severability..........................................................................  42
Section 32.   Governing Law.........................................................................  42
Section 33.   Counterparts..........................................................................  42
Section 34.   Descriptive Headings..................................................................  43

Exhibit A - Form of Certificate of Designation, Preferences and Rights

Exhibit B - Form of Rights Certificate

Exhibit C - Form of Summary of Rights

                               RIGHTS AGREEMENT
                               ----------------

     THIS RIGHTS AGREEMENT (this "Agreement") is entered into as of May 6, 2000
                                  ---------
between OraSure Technologies, Inc., a Delaware corporation (the "Company"), and
                                                                 -------
ChaseMellon Shareholder Services, L.L.C., a New Jersey limited company, as rights agent (the "Rights Agent").
                   ------------

     WHEREAS, on May 6, 2000 (the "Rights Distribution Declaration Date"), the
                                   ------------------------------------
Board of Directors of the Company authorized the distribution of one Right for each share of Common Stock of the Company outstanding immediately after the Effective Time of the Mergers (as such terms are defined in that certain Merger Agreement, dated as of May 6, 2000 among Epitope, Inc., STC Technologies, Inc. and the Company) (the "Record Date"), and has authorized the issuance of one (as
                       -----------
such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) Right for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date, and, in certain circumstances provided in Section 22 of this Agreement, after the Distribution Date, each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and
                                              ---------
subject to the conditions hereinafter set forth ("Rights"); and
                                                  ------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1.  Definitions.  For purposes of this Agreement, the following
                 -----------
terms have the meanings indicated:

           (a)   "Acquiring Person" shall mean collectively any Person who or
                  ----------------
     which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding (other than as a result of a Qualifying Offer) or was such a Beneficial Owner at any time after the date hereof, whether or not such Person together with all Affiliates or Associates of such Person continues to be the Beneficial Owner of 15% or more of the then outstanding Common Stock. Notwithstanding the foregoing, (A) the term "Acquiring Person" shall not include (i) the Company, (ii) any Subsidiary of the Company (including with respect to any shares of Common Stock held in trust), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, and (v) any Person together with all Affiliates and Associates of such Person who or which becomes the Beneficial Owner of 15% or more of the then outstanding shares of Common Stock as a result of the acquisition of Common Stock directly from the Company (each of (i) through (v), an "Exempted Person");
                                                             ---------------
     (B) no Person shall become an "Acquiring Person" as a result of an acquisition of Common Stock by the Company which, by reducing the number of such shares then outstanding, increases the proportionate number of shares beneficially owned by such Person together with all Affiliates and Associates of such Person to 15% or more of the outstanding Common Stock, except that if such Person, after such share purchases by the Company, becomes the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock other than pursuant to a Qualifying Offer, such Person shall be deemed to be an "Acquiring Person"; and (C) if the Board of Directors of the Company determines in good faith that a Person, together with all Affiliates and Associates of such Person, who would otherwise be an "Acquiring Person" has become such inadvertently, and such Person, together with all Affiliates and Associates of such Person, divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person, together with all Affiliates and Associates of such Person, would no longer be an Acquiring Person, then such Person shall not be deemed to be an "Acquiring Person." The term "outstanding," when used
                                                      -----------
     with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder.

          (b)  "Act" shall mean the Securities Act of 1933, as amended and in
                ---
     effect on the date hereof.

          (c)  "Adjustment Shares" shall have the meaning set forth in Section
                -----------------
     11(a)(ii) of this Agreement.

          (d)  "Affiliate" shall have the meaning set forth in Rule 12b-2 of the
                ---------
     General Rules and Regulations under the Exchange Act, as amended and in effect on the date hereof.

          (e)  "Associate" shall have the meaning set forth in Rule 12b-2 of the
                ---------
     General Rules and Regulations under the Exchange Act, as amended and in effect on the date hereof.

          (f)  A Person shall be deemed the "Beneficial Owner" of, and shall be
                                             ----------------
     deemed to "beneficially own," any securities:
                ----------------

               (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the
                     --------  -------
          "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event to the extent such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 22 hereof ("Original Rights") or pursuant to
                                          ---------------
          Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

               (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as amended and in effect on the date hereof), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial
          --------  -------
          Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, as amended and in effect on the date hereof, and (B) is not also then reportable by such Person on
          Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (f)) or disposing of any voting securities of the Company;

     provided, however, that nothing in this paragraph (f) shall cause a Person
     --------  -------
     engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a bona fide firm commitment underwriting until the expiration of forty days after the date of such acquisition. Notwithstanding anything in this definition of Beneficial Owner to the contrary, a Person who, prior to the Distribution Date, is a member of the Board of Directors or an officer of the Company or who is an Affiliate or Associate of a member of the Board of Directors or officer of the Company (each, an "Excluded Person") shall not be deemed to
                            ---------------
     "beneficially own" shares of Common Stock held by another Excluded Person solely by reason of any agreement, arrangement or understanding (whether or not in writing), entered into in opposition to any transaction or in support of a Qualifying Offer.

          (g)  "Board of Directors" shall mean the Board of Directors of the
                ------------------
     Company as constituted from time to time.

          (h)  "Business Day" shall mean any day other than a Saturday, Sunday
                ------------
     or a day on which banking institutions in the State of Pennsylvania or the State of New Jersey is located are authorized or obligated by law or executive order to close.

          (i)  "Close of Business" on any given date shall mean 5:00 p.m., New
                -----------------
     York City time, on such date; provided, however, that if such date is not a
                                   --------  -------
     Business Day it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

          (j)  "Common Stock" shall mean the common stock, par value $0.000001
                ------------
     per share, of the Company (or in the event of a subdivision, combination or reclassification with respect to such shares of common stock, the shares of common stock resulting from such subdivision, combination or reclassification), except, subject to the proviso in Section 13(b) of this Agreement, that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or other equity securities or equity interests) of such Person with the greatest voting power to control or direct the management of such Person, or if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person.

          (k)  "Common Stock Equivalents" shall have the meaning set forth in
                ------------------------
     Section 11(a)(iii) of this Agreement.

          (l)  "Company" shall have the meaning set forth in the introductory
                -------
     paragraph of this Agreement, subject to Section 13(a) hereof.

          (m)  "Current Market Price" shall have the meaning set forth in
                --------------------
     Section 11(d).

          (n)  "Current Value" shall have the meaning set forth in Section
                -------------
     11(a)(iii) of this Agreement.

          (o)  "Distribution Date" shall have the meaning set forth in Section
                -----------------
     3(a) of this Agreement.

          (p)  "Equivalent Preferred Stock" shall have the meaning set forth in
                --------------------------
     Section 11(b) of this Agreement.

          (q)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
     amended and in effect on the date hereof.

          (r)  "Exchange Ratio" shall have the meaning set forth in Section
                --------------
     24(a) hereof.

          (s)  "Excluded Person" shall have the meaning set forth in Section
                ---------------
     1(f) of this Agreement.

          (t)  "Exempted Person" shall have the meaning set forth in Section
                ---------------
     1(a) of this Agreement.

          (u)  "Expiration Date" shall have the meaning set forth in Section
                ---------------
     7(a) of this Agreement.

          (v)  "Final Expiration Date" shall have the meaning set forth in
                ---------------------
     Section 7(a) of this Agreement.

          (w)  "NASDAQ" shall have the meaning set forth in Section 4(a) of this
                ------
     Agreement.

          (x)  "Original Rights" shall have the meaning set forth in Section
                ---------------
     1(f)(i) of this

     Agreement.

          (y)  "Person" shall mean any individual, firm, corporation,
                ------
     partnership, limited liability company or other entity.

          (z)  "Preferred Stock" shall mean shares of Series A Preferred Stock,
                ---------------
     $0.000001 par value per share, of the Company (or in the event of a subdivision, combination or reclassification with respect to such shares of Series A Preferred Stock, the shares of preferred stock resulting from such subdivision, combination or reclassification), and, to the extent that there is not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Stock.

          (aa) "Principal Party" shall have the meaning set forth in Section
                ---------------
     13(b) of this Agreement.

          (bb) "Purchase Price" shall have the meaning set forth in Section
                --------------
     4(a) of this Agreement, subject to Section 11(a)(ii) hereof.

          (cc) "Qualifying Offer" shall mean an acquisition of shares of Common
                ----------------
     Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors, after receiving advice from one or more nationally recognized investment banking firms selected by the Board of Directors, to be (a) fair to stockholders (taking into account all factors that the Board of Directors may deem relevant including, without limitation, prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (other than the Person or any Affiliate or Associate thereof on whose behalf the offer is being made) taking into account all factors that the Board of Directors may deem relevant; provided, however, that (i)
                                                    --------  -------
     such determination is made by the Board of Directors prior to the purchase of shares under such tender offer or exchange offer, and (ii) a majority of the members of the Board of Directors are not Acquiring Persons or Affiliates, Associates, nominees or representatives of an Acquiring Person.

          (dd) "Record Date" shall have the meaning set forth in the first
                -----------
     "WHEREAS" clause at the beginning of this Agreement.

          (ee) "Redemption Date" shall have the meaning set forth in Section
                ---------------
     7(a) of this Agreement.

          (ff) "Redemption Price" shall have the meaning set forth in Section 23
                ----------------
     of this Agreement.

          (gg) "Rights" shall have the meaning set forth in the first "WHEREAS"
                ------
     clause at the beginning of this Agreement.

          (hh) "Rights Agent" shall have the meaning set forth in the
                ------------
     introductory paragraph of this Agreement.

          (ii) "Rights Certificates" shall have the meaning set forth in Section
                -------------------
     3(d) of this Agreement.

          (jj) "Rights Distribution Declaration Date" shall have the meaning set
                ------------------------------------
     forth in the first "WHEREAS" clause at the beginning of this Agreement.

          (kk) "Section 11(a)(ii) Event" shall have the meaning set forth in
                -----------------------
     Section 11(a)(ii) of this Agreement.

          (ll) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth
                ------------------------------
     in Section 11(a)(iii) of this Agreement.

          (mm) "Section 13 Event" shall mean any event described in clauses (x),
                ----------------
     (y) or (z) of Section 13(a) of this Agreement.

          (nn) "Spread" shall have the meaning set forth in Section 11(a)(iii)
                ------
     of this Agreement.

          (oo) "Stock Acquisition Date" shall mean the earlier of the date of
                ----------------------
     (i) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or
     (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become an Acquiring Person; provided, however, that if such Person is determined not to have become an
     --------  -------
     Acquiring Person pursuant to Section 1(a)(C) hereof, then no Stock Acquisition Date shall be deemed to have occurred.

          (pp) "Subsidiary" shall mean, with reference to any Person, any
                ----------
     corporation or other Person of which an amount of voting securities sufficient to elect at least a majority of the directors or others having similar authority over such corporation or other Person is beneficially owned, directly or indirectly, by such first-named Person, or otherwise controlled by such first-named Person.

          (qq) "Substitution Period" shall have the meaning set forth in Section
                -------------------
     11(a)(iii) of this Agreement.

          (rr) "Summary of Rights" shall have the meaning set forth in Section
                -----------------
     3(b) of this Agreement.

          (ss) "Trading Day" shall have the meaning set forth in Section
                -----------
     11(d)(i) of this Agreement.

          (tt) "Transaction" shall mean any merger, consolidation or sale of
                -----------
     assets or earning power described in Section 13(a) hereof or any acquisition of Common Stock which, without regard to any required approval of the Company, would result in a Person becoming an Acquiring Person.

          (uu) "Triggering Event" shall mean any Section 11(a)(ii) Event or any
                ----------------
     Section 13 Event.

          (vv) "Vote" shall mean, with respect to any entity, the ability to
                ----
     cast a vote at a stockholders', members' or comparable meeting of such entity with respect to the election of directors, managers or other members of such entity's governing body, or the ability to cast a general partnership or comparable vote.

          (ww) "Voting Power" shall mean, with respect to any entity as of any
                ------------
     date, the aggregate number of Votes outstanding as of such date in respect of such entity.

          (xx) "Voting Securities" shall mean the Common Stock and any other
                -----------------
     securities of the Company the holders of which are ordinarily, in the absence of contingencies, entitled to Vote, even if the right to such Vote has been suspended by the happening of such a contingency.

     Section 2.  Appointment of Rights Agent.  The Company hereby appoints the
                 ---------------------------
Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

     Section 3.  Evidence of Rights; Issuance of Rights Certificates.
                 ---------------------------------------------------

            (a)  Evidence of Rights Prior to Distribution Date. Until the
                 ---------------------------------------------
     earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or such later date as the Board of Directors shall determine) after the date of the earlier of commencement by any Person (other than an Exempted Person) of, or the first public announcement of the intention of any Person (other than an Exempted Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the
     ------------------
     provisions of Section 3(d) of this Agreement) by the certificates for the Common Stock registered in the names of the record holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company); provided, however, that if a tender or exchange offer is terminated prior
     --------  -------
     to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. The Board of Directors may defer the date set forth in clause (ii) of the preceding sentence to a specified later date or to an unspecified later date, each to be determined by action of the Board of Directors. The Company shall provide the Rights Agent with prompt notice of any such deferral.

          (b)  Common Stock Outstanding as of the Record Date.  With respect to
               ----------------------------------------------
     the Common Stock outstanding as of the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by the certificates for such Common Stock and the record holders of the Common Stock shall also be the record holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with such shares of Common Stock. As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), which Summary of
                        ---------       -----------------
     Rights will be included as a part of the proxy statement being distributed to stockholders in connection with the merger of Epitope with and into the Company, to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

          (c)  Common Stock Issued After the Record Date. Rights shall be issued
               -----------------------------------------
     in respect of all shares of Common Stock that are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, and, in certain circumstances provided in Section 22 of this Agreement, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights and shall bear the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between OraSure Technologies, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), dated as of May 6, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     With respect to such certificates containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and record holders of Common Stock shall also be the record holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with Common Stock that is no longer outstanding. Notwithstanding the provisions of this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

          (d)  Issuance of Rights Certificates. As soon as practicable after the
               -------------------------------
     Distribution Date, the Company shall prepare and execute, and the Rights Agent will countersign and, at the Company's expense and provided the Rights Agent has been provided with all necessary information, send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the registry books for the Common Stock of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the "Rights Certificates"), evidencing one Right for each
     ---------              -------------------
     share of Common Stock so held, subject to adjustment as provided herein.
     In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     Section 4. Form of Rights Certificates.
                ---------------------------

           (a)  Form of Rights Certificates.  The Rights Certificates (and the
                ---------------------------
     form of election to purchase and form of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation
     ---------
     and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange or the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on which or with whom the Rights may from time to time be listed
       ------
     or quoted, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall entitle the record holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the exercise price set forth therein (such exercise price per one one-thousandth of a share, the "Purchase Price"), but the amount and the type
                                 --------------
     of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

           (b)  Legend to be Included in Certain Rights Certificates. Any Rights
                ----------------------------------------------------
     Certificate issued pursuant to Section 3(d) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or
     (B) a transfer that the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible and to the extent the Rights Agent has knowledge of the applicability of this Section) the following legend:

               The Rights represented by this Rights Certificate are or were beneficially owned by a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement between OraSure Technologies, Inc. and ChaseMellon Shareholder Services, L.L.C., dated as of May 6, 2000 (the "Rights Agreement")). Accordingly, this Rights Certificate and the Rights represented hereby may become, or may have already become, null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

     The provisions of Section 7(e) of this Agreement shall be operative whether or not the foregoing legend is contained in any such Rights Certificate.

     Section 5.  Execution, Countersignature and Registration of Rights
                 ------------------------------------------------------
Certificates.
------------

            (a)  Execution and Countersignature. The Rights Certificates shall
                 ------------------------------
     be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof, which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights
     Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company. Any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this

     Agreement any such person was not such an officer.

            (b)  Registration. Following the Distribution Date and receipt by
                 ------------
     the Rights Agent of all relevant information, the Rights Agent will keep or cause to be kept, at its offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective record holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates. The Company and Rights Agent may deem and treat the person in whose name any Rights Certificate (or prior to the Distribution Date, the associated certificate of Common Stock) is recorded on the books for the registration and transfer of Rights (or, prior to the Distribution Date, Common Stock) as the absolute owner thereof, for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

     Section 6.  Transfer, Split Up, Combination and Exchange of Rights
                 ------------------------------------------------------
                 Certificates; Lost, Stolen, Destroyed or Mutilated Rights
                 ---------------------------------------------------------
                 Certificates.
                 ------------

           (a)   Transfer, Split Up, Combination and Exchange of Rights
                 ------------------------------------------------------
     Certificates.  Subject to the provisions of Section 4(b), Section 7(e) and
     ------------
     Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the record holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any record holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing to the Rights Agent in a form acceptable to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the record holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the record holder of a Rights Certificate of a sum sufficient to cover any U.S. federal or state transfer tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable U.S. federal or state transfer taxes and governmental charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

          (b)  Lost, Stolen, Destroyed or Mutilated Rights Certificates. Subject
               --------------------------------------------------------
     to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, upon receipt by the Rights Agent of (i) evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Rights Certificate, (ii) in the case of loss, theft or destruction of a Rights Certificate, indemnity or security to the Rights Agent and the Company reasonably satisfactory to the Rights Agent and (iii) reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and in the case of mutilation of a Rights Certificate, upon surrender of the Rights Certificate to the Rights Agent and cancellation of the Rights Certificate, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the record holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     Section 7.  Exercise of Rights; Expiration Date of Rights; Purchase Price.
                 -------------------------------------------------------------

            (a)  Exercise of Rights; Expiration Date of Rights. Subject to
                 ---------------------------------------------
     Section 7(e) hereof, the record holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), Section 23(a) and Section 24(b) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the related certification set forth on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Close of Business on May 6, 2010 (the "Final Expiration Date"), (ii)
                                                ---------------------
     the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged
           ---------------
     as provided in Section 24 hereof, or (iv) the consummation of a transaction contemplated by Section 13(d) hereof (the earliest of (i), (ii), (iii) and
     (iv) being herein referred to as the "Expiration Date").
                                           ---------------

          (b)  Purchase Price. The Purchase Price for each one one-thousandth of
               --------------
     a share of Preferred Stock to be purchased pursuant to the exercise of a Right shall initially be $85.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with Section 7(c).

          (c)  Deliveries Upon Exercise of Rights.  Upon receipt of a Rights
               ----------------------------------
     Certificate representing exercisable Rights, with the form of election to purchase and the related certification set forth on the reverse side thereof duly executed along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable U.S. federal or state transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e) hereof, the Rights Agent shall, subject to
     Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such aforementioned certificates or depositary receipts, cause the same to be delivered to or upon the order of the record holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, promptly deliver such aforementioned cash, if any, to or upon the order of the record holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property upon exercise of the Rights pursuant to
     Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The Company reserves the right to require, prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

          (d)  New Rights Certificate Issued for Unexercised Rights. In case the
               ----------------------------------------------------
     record holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the record holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 6 and
     Section 14 hereof.

          (e)  Rights Owned by an Acquiring Person To Become Null and Void.
               -----------------------------------------------------------
     Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or
     (B) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and no record holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent as soon as practicable after the Company obtains knowledge that this Section 7(e) has become applicable and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Rights Agent nor the Company shall have any liability to any record holder of Rights Certificates or other Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. The Company may require (or cause the Rights Agent or any transfer agent of the Company to require) any Person who submits a Rights Certificate (or a certificate representing shares of Common Stock that evidences, or but for the provisions of this Section 7(e) would evidence, Rights) for transfer on the registry books or to exercise the Rights represented thereby, to establish to the satisfaction of the Company in its sole discretion that such Rights have not become null and void pursuant to the provisions of this Section 7(e).

            (f)  Certification and Evidence of Identity Required.
                 -----------------------------------------------
     Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a record holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such holder shall have (i) properly completed and signed the certification contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

     Section 8.  Cancellation and Destruction of Rights Certificates.  All
                 ---------------------------------------------------
Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates purchased or acquired by the Company. The Rights Agent shall deliver a certificate of cancellation to the Company with respect to each canceled Rights Certificate and shall destroy such canceled Rights Certificates in accordance with applicable law and regulations.

     Section 9.  Reservation and Availability of Capital Stock.
                 ---------------------------------------------

            (a)  Reservation and Availability of Capital Stock.  The Company
                 ---------------------------------------------
     covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares of Common Stock and/or other securities held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

            (b)  Reserved Shares To Be Listed Upon Issuance. So long as the
                 -------------------------------------------
     shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or national automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange or authorized to be quoted on such quotation system upon official notice of issuance upon such exercise.

            (c)  Registration of Securities to be Acquired Upon Exercise of
                 ----------------------------------------------------------
     Rights. The Company shall use its best efforts to (i) file, as soon as
     ------
     practicable following the earliest date after the first occurrence of a
     Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with
     Section 11(a)(ii) and 11(a)(iii) hereof, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company also will take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall make a public announcement, and shall give simultaneous written notice to the Rights Agent, stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly provide the Rights Agent with copies of such announcements. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights (with prompt notice of such suspension to the Rights Agent) until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the

     Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

          (d) Stock To Be Validly Issued.  The Company covenants and agrees that
              --------------------------
     it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Stock, Common Stock, or other securities, as the case may be (subject to payment of the Purchase Price), be duly and validly authorized and issued, and fully paid and nonassessable including, without limitation, effecting such changes to the accounts of the Company as may be necessary to accomplish the foregoing purposes.

          (e) Transfer Taxes.  The Company covenants and agrees that it will pay
              --------------
     when due and payable any and all U.S. federal and state transfer taxes and governmental charges that may be payable in respect of the issuance or delivery of the Rights Certificates and any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of the Rights. The Company shall not, however, be required to pay any U.S. federal or state transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the record holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock and/or other securities, as the case may be) in a name other than that of the record holder upon the exercise of any Rights until such U.S. federal or state transfer tax or governmental charge shall have been paid (any such U.S. federal or state transfer tax or governmental charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such U.S. federal or state transfer tax or governmental charge is due.

     SECTION 10.    Preferred Stock Record Date.  Each Person in whose name any
                    ---------------------------
certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the aggregate Purchase Price (and all applicable U.S. federal or state transfer taxes or governmental charges) was made; provided, however, that if the date of such
                                --------  -------
surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred

Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the record holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     SECTION 11.    Adjustment of Purchase Price, Number and Kind of Shares and
                    -----------------------------------------------------------
Number of Rights.  The Purchase Price, the number and kind of shares covered by
----------------
each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a) Adjustment of Purchase Price Upon Declaration of Stock Dividend or
              ------------------------------------------------------------------
     Subdivision, Combination or Reclassification of Preferred Stock; Adjustment
     ---------------------------------------------------------------------------
     of Number and Kind of Shares Upon Person Becoming an Acquiring Person;
     ----------------------------------------------------------------------
     Substitution for Adjustment Shares.
     ----------------------------------

               (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the record holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock (or Common Stock and/or other securities, as the case may be), which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such record holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

               (ii) Subject to Section 24 hereof, in the event any Person, alone or together with its Affiliates and Associates, shall, at any time after the Rights Distribution Declaration Date, become an Acquiring Person (such an event being referred to herein as a "Section 11(a)(ii)
                                                               -----------------
          Event"), then, promptly following the occurrence of such Section
          -----
          11(a)(ii) Event, proper provision shall be made by the

          Company so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase
                                                                    --------
          Price" for each Right and for all purposes of this Agreement) by 50%
          -----
          of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of Common Stock on the date of such first occurrence (such number of shares being referred to as the "Adjustment Shares");
                                                           -----------------
          provided, however, that if the transaction that would otherwise give
          --------  -------
          rise to the foregoing adjustment is also subject to the provisions of
          Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

               (iii) Subject to such limitations existing as of the date hereof as are necessary to prevent a default under any agreement to which the Company is a party, in the event that the number of shares of Common Stock that are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company, acting by resolution of its Board of Directors shall (A) determine the excess of (x) the value of the Adjustment Shares issuable upon the exercise of a Right determined as set forth below (the "Current Value"), over (y) the Purchase Price (such excess,
                      -------------
          the "Spread"), and (B) with respect to each Right (subject to Section
               ------
          7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares or units of shares of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock or other equity securities being referred to as "Common Stock Equivalents")), (4) debt securities of
                          ------------------------
          the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if
                                                   --------  -------
          the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date on which the Company's right of redemption pursuant to Section 23(a) expires (such date being referred to herein as the "Section
                                                                    -------
          11(a)(ii) Trigger Date"), then the Company shall be obligated to
          -----------------------
          deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price (other than an amount equal to the par value of the shares of Common Stock to be issued), shares of Common

          Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period").
                                                       -------------------
          To the extent that action is to be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement and shall give simultaneous written notice to the Rights Agent stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the Current Value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date, and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

          (b) Adjustment of Purchase Price Upon Issuance of Rights, Options or
              ----------------------------------------------------------------
     Warrants to Holders of Preferred Stock.  In case the Company shall fix a
     --------------------------------------
     record date for the issuance of rights, options or warrants to all record holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preferred
                                                    --------------------
     Stock")) or securities convertible into Preferred Stock or Equivalent
     -----
     Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (determined pursuant to Section 11(d)(ii) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) Adjustment of Purchase Price Upon Distributions to Holders of
              -------------------------------------------------------------
     Preferred Stock.  In case the Company shall fix a record date for a
     ---------------
     distribution to all record holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be the Current Market Price per share of Preferred Stock on such record date. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

          (d) Definition of Current Market Price.
              ----------------------------------

               (i) For the purpose of any computation hereunder other than computations made pursuant to Section 11(a)(iii) hereof, the "Current
                                                                        -------
          Market Price" per share of Common Stock on any date shall be deemed to
          ------------
          be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten
          (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current
                     --------  -------
          Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend or ex-distribution date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to reflect the current market per share equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last sale price, regular way, or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term "Trading Day" shall
                                                             -----------
          mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. Notwithstanding the first sentence of this
          Section 11(d)(i), if the Common Stock is not publicly held or not so listed or traded, Current Market Price per share of the Common Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

               (ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the

          Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of one one-thousandth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1000.

          (e) Limitation on Adjustments to Purchase Price.  Anything herein to
              -------------------------------------------
     the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any
                                                   --------  -------
     adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest hundred-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

          (f) Applicability of Certain Provisions to Shares of Capital Stock
              --------------------------------------------------------------
     Other Than Preferred Stock.  If as a result of an adjustment made pursuant
     --------------------------
     to Section 11(a)(ii) or Section 13(a) hereof the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h),
     (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

          (g) Purchase Price for Rights Issued After Adjustment to Purchase
              -------------------------------------------------------------
     Price.  All Rights originally issued by the Company subsequent to any
     -----
     adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Adjustment of Number of Shares of Preferred Stock Covered By a
              --------------------------------------------------------------
     Right.  Unless the Company shall have exercised its election to adjust the
     -----
     number of Rights as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and
     (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying
     (x) the number
     of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) Election To Adjust the Number of Rights.  The Company may elect on
              ---------------------------------------
     or after the date of any adjustment of the Purchase Price to adjust the number of Rights in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement and shall give simultaneous written notice to the Rights Agent of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

          (j) Rights Certificates Need Not Reflect Certain Adjustments.
              --------------------------------------------------------
     Irrespective of any adjustment or change in the Purchase Price or the number by one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandths of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

          (k) Stock To Be Fully Paid and Non-Assessable.  Before taking any
              -----------------------------------------
     action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, or the par value, if any, of any shares of any other capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable one one-thousandths of a share of Preferred Stock, or other shares of capital stock, as the case may be, at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and Common Stock Equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common Stock, shall be allocated as the payment for each share of Common Stock so received.

          (l) Election to Defer Issuance of Certain Shares Until After Record
              ---------------------------------------------------------------
     Date for Adjustment Event.  In any case in which this Section 11 shall
     -------------------------
     require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt notice of such election to the Rights Agent), until the occurrence of such event, the issuance to the record holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock, and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided,
                                                               --------
     however, that the Company shall deliver to such holder a due bill or other
     -------
     appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

          (m) Reductions in Purchase Price to Avoid Taxable Events.  Anything in
              ----------------------------------------------------
     this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price thereof,
     (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such holders.

          (n) No Consolidation, Merger or Sale of More Than 50% of Assets or
              --------------------------------------------------------------
     Earning Power.  The Company covenants and agrees that it shall not, at any
     -------------
     time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any certificate of incorporation or bylaw provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect or other actions taken which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 11(n).

          (o) No Actions That Diminish Benefits of Rights.  The Company
              -------------------------------------------
     covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (p) Adjustment in Number of Rights Associated With Each Share of
              ------------------------------------------------------------
     Common Stock.  Anything in this Agreement to the contrary notwithstanding,
     ------------
     in the event that the Company shall at any time after the Rights Distribution Declaration Date and prior to the Distribution Date (i) declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock, then, and in each such event, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

     SECTION 12.    Certificate of Adjusted Purchase Price or Number of Shares.
                    ----------------------------------------------------------
Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each record holder of a Rights Certificate (or, if prior to the Distribution Date, to each record holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

     SECTION 13.    Consolidation, Merger or Sale or Transfer of Assets or
                    ------------------------------------------------------
Earning Power.
-------------

          (a) Section 13 Events.  In the event that, following the Stock
              -----------------
     Acquisition Date (which for purposes of this Section 13(a) only shall also include the date of the first public announcement (including, without limitation, a report filed pursuant to Section 13(d) under the Exchange
     Act) that any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with any of such Person's Affiliates and Associates, has become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding pursuant to a Qualifying Offer), directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with
     Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction that complies with
     Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, upon the first occurrence of such event (except as may be contemplated by
     Section 13(d) hereof), proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation, provided that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal
               -------
     Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

          (b) Definition of Principal Party.  "Principal Party" shall mean:
              -----------------------------    ---------------

               (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a): (A) the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or if there is more than one such issuer, the issuer that has the greatest aggregate market value of shares of its Common Stock outstanding, or (B) if no securities are so issued, (1) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person that has the greatest aggregate market value of shares of its Common Stock outstanding or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

               (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons has the greatest aggregate market value of shares of its Common Stock outstanding;

     provided, however, that in any such case, (1) if the Common Stock of such
     --------  -------
     Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party"
                                                           ---------------
     shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall
                                                        ---------------
     refer to whichever of such Persons is the issuer having the greatest aggregate market value of shares of its Common Stock outstanding; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

          (c) Obligations of Principal Party.  The Company shall not consummate
              ------------------------------
     any consolidation, merger, sale or transfer described in Section 13(a) unless the Principal Party covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or out of its authorized and issued shares of Common Stock held in its treasury, the number of shares of its Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights under this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements set forth in paragraphs (a) and
     (b) of this Section 13 shall be promptly performed in accordance with their terms and further providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

               (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and similarly comply with applicable state securities laws;

               (ii) use its best efforts, if the shares of Common Stock of the Principal Party shall be listed or admitted to trading on a national securities exchange or NASDAQ to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange or NASDAQ and, if the shares of Common Stock of the Principal Party shall not be listed or admitted to trading on a national securities exchange or NASDAQ, to cause the Rights and the securities purchasable upon exercise of the Rights to be reported by such other system then in use;

               (iii) deliver to record holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

               (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

     The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a
     Section 13 Event shall occur
     at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a). If, for any reason, the Rights cannot be exercised for Common Stock of the Company or such Principal Party, then a holder of Rights will have the right to exchange such Rights for cash from the Company or such Principal Party in an amount equal to the number of shares of such Common Stock such holder would otherwise be entitled to purchase times 50% of the then Current Market Price, as determined pursuant to Section 11(d)(i) hereof, of such stock of such Principal Party or the Company. If, for any reason, including, without limitation, such Principal Party is an individual, private partnership or private company, the foregoing formulation cannot be applied to determine the cash amount into which the Rights are exchangeable, then the Board of Directors, based upon advice from one or more nationally recognized investment banking firms, shall determine such amount reasonably and with utmost good faith to the holders of Rights. Any such determination shall be binding and final.

          (d)    Section 13 Not Applicable to Certain Transactions Following a
                 -------------------------------------------------------------
     Qualifying Offer.  Notwithstanding anything in this Agreement to the
     ----------------
     contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Qualifying Offer (or a wholly owned Subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all record holders of shares of Common Stock whose shares were purchased pursuant to such Qualifying Offer, and (iii) the form of consideration being offered to the remaining record holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Qualifying Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

     SECTION 14. Fractional Rights and Fractional Shares.
                 ---------------------------------------

          (a)    Fractional Rights.  The Company shall not be required to issue
                 -----------------
     fractions of Rights, except prior to the Distribution Date as provided in
     Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the record holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used to determine the current market value of the whole Right.

          (b) Fractional Shares of Preferred Stock.  The Company shall not
              ------------------------------------
     issue fractions of shares of Preferred Stock (other than, except as provided in Section 7(c), fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders
         --------  -------
     of such depositary receipts shall have the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the record holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price per share of Preferred Stock as of the Trading Day immediately prior to the date of such exercise.

          (c) Fractional Shares of Common Stock.  The Company shall not issue
              ---------------------------------
     fractions of shares of Common Stock or distribute certificates that evidence fractional shares of Common Stock upon the exercise of Rights by any record holder thereof following the occurrence of a Triggering Event. In lieu of fractional shares of Common Stock, the Company shall pay to the record holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price per share of Common Stock as of the Trading Day immediately prior to the date of such exercise.

          (d) Waiver by Record Holder of Rights.  The record holder of a Right
              ---------------------------------
     by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

          (e) Rights Agent's Duties.  The Rights Agent shall have no duty or
              ---------------------
     obligation with respect to this Section 14 and any other Section of this Agreement relating to fractional shares of Common Stock unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties and obligations under such Sections.

     SECTION 15. Rights of Action.  All rights of action in respect of this
                 ----------------
Agreement, excepting the rights of action given to the Rights Agent, are vested in the respective record holders of the Rights Certificates (and, prior to the Distribution Date, the record holders of the Common Stock); and any record holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the record holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the record holders of Rights, it is specifically acknowledged that such holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

     SECTION 16. Agreement of Rights Holders.  Every holder of a Right, by
                 ---------------------------
accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b) after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

          (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered on the transfer books of the Rights Agent as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

          (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligations; provided, however, the Company must use its reasonable efforts to have any
     --------  -------
     such order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Rights Certificate Holder Not Deemed a Stockholder.  No
                 --------------------------------------------------
holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     Section 18. Concerning the Rights Agent.
                 ---------------------------

           (a)   Compensation and Indemnification.  The Company agrees to pay to
                 --------------------------------
     the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, execution, delivery, amendment and administration of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent, including its members, directors, officers, employees, stockholders and agents, for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct (each as may be finally determined by a court of competent jurisdiction) on the part of the Rights Agent, for any action, taken, suffered, or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation, the costs and expenses of defending against any claim of liability in the premises (including reasonable counsel fees and expenses). The indemnity provided for herein shall survive the expiration of the Rights and the termination of this Agreement. The costs and expenses incurred by the Rights Agent in enforcing this right of indemnification shall be paid by the Company.

           (b)   Limitation of Liability. The Rights Agent shall be authorized
                 -----------------------
     and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance, insofar as it relates to the Company, and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed, and where necessary, verified, guaranteed or acknowledged, by the proper Person or Persons.

     Section 19.  Merger or Consolidation or Change of Name of Rights Agent.
                  ---------------------------------------------------------

             (a)  Merger or Consolidation of Rights Agent. Any Person into which
                  ---------------------------------------
     the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided, that such Person would be eligible for appointment as a successor
     --------
     Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

             (b)  Change of Name of Rights Agent. In case at any time the name
                  ------------------------------
     of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section 20.  Duties of Rights Agent.  The Rights Agent undertakes only
                  ----------------------
the specific duties and obligations expressly imposed by this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent, upon the following terms and conditions, by which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

            (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

            (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Current Market Price") be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct, each as may be finally determined by a court of competent jurisdiction. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock, Preferred Stock or other securities, will when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall be full authorization to the Rights Agent and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

          (h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, willful misconduct or bad faith (each as may be finally determined by a court of competent jurisdiction) in the selection and continued employment thereof.

          (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

          (l) The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of shares of Common Stock for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

          (m) The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including, but not limited to, a Distribution Date, a Redemption Date, any adjustment of the Purchase Price of the Common Stock, and adjustment to the Purchase Price of the Preferred Stock, the existence of an Acquiring Person or any other event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

     Section 21.    Change of Rights Agent.  The Rights Agent or any successor
                    ----------------------
Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing to the Company and shall provide notice thereof to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail and to the holders of the Rights Certificates in accordance with Section 26 hereof, (or if prior to the Distribution Date, to the holders of Rights through any filing made by the Company pursuant to the Exchange Act). The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing to the Rights Agent or successor Rights Agent, as the case may be, and shall provide notice thereof to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail and to the holders of the Rights Certificates in accordance with
Section 26 hereof (or, if prior to the Distribution Date, to the holders of Rights through any filing made by the Company pursuant to the Exchange Act). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the record holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the Company shall become the Rights Agent until a successor Rights Agent has been appointed, and any record holder of any Rights Certificate or the Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of New
York), in good standing, which is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $25,000,000, or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed and the rights and obligations of the predecessor shall cease and terminate, but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the holders of the Rights Certificates in accordance with Section 26 hereof (or, if prior to the Distribution Date, give notice to the holders of Rights through any filing made by the Company pursuant to the Exchange Act). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22.  Issuance of New Rights Certificates.  Notwithstanding any of
                  -----------------------------------
the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price or the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights
                            --------  -------
Certificates shall be issued and this sentence shall be null and void ab initio if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and
(ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 23.  Redemption and Termination.
                  --------------------------

             (a)  Redemption of Rights. The Board of Directors, at its option,
                  --------------------
     at any time prior to the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date), or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement
     -----------------
     to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

             (b)  Termination of Exercise Rights; Notice of Redemption.
                  ----------------------------------------------------
     Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a) hereof (or at such later time as the Board of Directors may establish for the effectiveness of such redemption) and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action by the Board of Directors ordering the redemption of the Rights becoming effective, the Company shall provide notice of such redemption to the Rights Agent and the holders of the then outstanding Rights in accordance with Section 26

     (provided that the failure to provide, or any defect in, such notice shall not affect the validity of such redemption). Any notice that is provided in the manner herein provided shall be deemed given, whether or not the record holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     Section 24.  Exchange.
                  --------

            (a)   Exchange. The Board of Directors may, at its option, at any
                  --------
     time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"),
                                                          --------------
     provided that the shares of Common Stock so exchanged shall be of the same class or series which the holders of such Rights would have been entitled to receive upon the exercise thereof. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempted Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Voting Securities of the Company then outstanding representing 50% or more of the Voting Power of the Company.

            (b)   Termination of Exercise Right. Immediately upon the action of
                  -----------------------------
     the Board of Directors ordering the exchange of any Rights pursuant to
     Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holders multiplied by the Exchange Ratio, provided that the shares of Common Stock so exchanged shall be of the same class or series which the holders of such Rights would have been entitled to receive upon the exercise thereof. The Company shall promptly make a public announcement of any such exchange; provided, however, that the failure to make, or any
                        --------  -------
     defect in, such public announcement shall not affect the validity of such exchange. Promptly after the action of the Board of Directors ordering the exchange of the Rights becoming effective, the Company shall provide notice of such exchange to the Rights Agent and all of the holders of the then outstanding Rights in accordance with Section 26 hereof (provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange). Any notice that is mailed in the manner provided in Section 26 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

            (c)   Substitution of Preferred Stock. In the event that there shall
                  -------------------------------
     not be authorized and unissued shares of the applicable class or series of Common Stock and/or authorized and issued shares of the applicable class or series of Common Stock held in its treasury sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of the applicable class or series of Common Stock for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional shares of the applicable class or series of Common Stock, the Company shall substitute, for each share of such class or series of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of the applicable series of Preferred Stock or fraction thereof (subject to Section 14(b) hereof) such that the Current Market Price per share of the applicable series of Preferred Stock multiplied by such number or fraction is equal to the Current Market Price per share of such class or series of Common Stock as of the date of issuance of such shares of such series of Preferred Stock or fraction thereof.

            (d)   Fractional Shares of Common Stock. The Company shall not issue
                  ---------------------------------
     fractions of shares of Common Stock or distribute certificates that evidence fractional shares of Common Stock upon an exchange of Rights for Common Stock pursuant to this Section 24. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the Current Market Price per share of the applicable class or series of Common Stock as of the Trading Day immediately prior to the record date of exchange pursuant to this Section 24.

     Section 25.  Notice of Certain Events.
                  ------------------------

             (a)  Notice of Dividend Payment, Distribution of Rights or
                  -----------------------------------------------------
     Warrants, Reclassification, Consolidation, Merger, Sale, Liquidation, Etc.
     -------------------------------------------------------------------------
     In case the Company shall propose, at any time after the Distribution Date,
     (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate and to the Rights Agent, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

            (b)  Notice of Section 11(a)(ii) Event.  In the event that a Section
                 ---------------------------------
     11(a)(ii) Event shall occur, then in any such case (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate and to the Rights Agent, to the extent feasible and in accordance with
     Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in Section 25(a) to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities of the Company.

     Section 26. Notices.  Notices or demands authorized by this Agreement to
                 -------
be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent), or by facsimile transmission, as follows:

                 OraSure Technologies, Inc.
                 8505 S.W. Creekside Place
                 Beaverton, Oregon 97008
                 Attention: Chief Executive Officer
                 Facsimile No.: (503) 520-6196

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made upon receipt by the Rights Agent, if sent by registered or certified mail, postage prepaid, addressed (until another address is filed in writing with the Company), or by facsimile transmission, as follows:

                 ChaseMellon Shareholder Services, L.L.C., as Rights Agent 400 South Hope Street, 4/th/ Floor
                 Los Angeles, CA 90071
                 Attention: Relationship Manager
                 Facsimile No.: (213) 553-9735

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock of the Company).

     Section 27.  Supplements and Amendments.  Except as provided in the
                  --------------------------
penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable; provided that no such supplement or amendment adversely affects the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person) and no such amendment may cause the Rights again to become redeemable or cause the Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights
                                            --------  -------
Agent may, but shall not be obligated to, enter into any such supplement or amendment that adversely affects or changes the Rights Agent's own rights, duties or immunities under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

     Section 28.  Successors.  All the covenants and provisions of this
                  ----------
Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29.  Determinations and Actions by the Board of Directors.  For
                  ----------------------------------------------------
all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act, as amended and in effect on the date hereof. The Board of Directors, except as otherwise specifically provided for herein, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement).
All such actions, valuations, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall
(x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates (and, prior to the Distribution Date, record holders of the Common Stock) and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights. With respect to the immediately preceding sentence, the Rights Agent shall always be entitled to assume that the Board of Directors acted in good faith and shall be fully protected and shall incur no liability in reliance thereon.

     Section 30.  Benefits of this Agreement.  Nothing in this Agreement shall
                  --------------------------
be construed to give to any Person other than the Company, the Rights Agent and the record holders of the Rights Certificates (and, prior to the Distribution Date, record holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the record holders of the Rights Certificates (and, prior to the Distribution Date, record holders of the Common Stock).

     Section 31.  Severability.  If any term, provision, covenant or
                  ------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day (or such longer period of time as permitted pursuant to Section 27 of this Agreement) following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision requiring that a determination be made by less than the entire Board of Directors (or at a time or with the concurrence of a group of directors consisting of less than the entire Board of Directors) is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board of Directors in accordance with applicable law and the Company's Certificate of Incorporation and Bylaws. The Company shall promptly provide the Rights Agent with written notice of such determination.

     Section 32.  Governing Law.  This Agreement, each Right and each Rights
                    -------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

     Section 33.  Counterparts.  This Agreement may be executed in any number
                  ------------
of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 34.  Descriptive Headings.  Descriptive headings of the Sections
                  --------------------
of this Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              ORASURE TECHNOLOGIES, INC.

     [SEAL]

                              By: __________________________________
                                  Name:  Robert D. Thompson
                                  Title: Chief Executive Officer

ATTEST:


By: ____________________
    Name:
    Title:

                                  CHASEMELLON SHAREHOLDER
                                  SERVICES, L.L.C., as Rights Agent


                                  By: ______________________________
                                         Name:
                                         Title:

ATTEST:


By:____________________
    Name:
    Title:

                                                                       EXHIBIT A
                                                                       ---------

                      FORM OF CERTIFICATE OF DESIGNATION

                          OF SERIES A PREFERRED STOCK
                                      OF
                          ORASURE TECHNOLOGIES, INC.
                          --------------------------

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

          We, Robert D. Thompson, Chief Executive Officer, and Charles E. Bergeron, Secretary of OraSure Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Sections 103 and 151(g) thereof, DO HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors on May 6, 2000, adopted the following resolution creating a series of One Hundred Twenty Thousand (120,000) shares of Preferred Stock designated as Series A Preferred Stock, $0.000001 par value:

          RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation (the "Certificate of Incorporation"), a series of Preferred Stock, $0.000001 par value, of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

          Section 1.  Designation and Amount. The shares of such
                      ----------------------
     series shall be designated as "Series A Preferred Stock" and the number of shares constituting such series shall be One Hundred Twenty Thousand (120,000). Such number of shares may be increased or decreased by resolution of the Board of Directors, provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares outstanding plus the number of shares reserved for issuance upon the exercise of outstanding rights to purchase or convert into shares of Series A Preferred Stock.

          Section 2.  Dividends and Distributions.
                      ---------------------------

               (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.000001 per share (the "Common Stock"), of the Corporation and of any other class of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred Stock (together with the Common Stock, the "Junior

          Stock"), shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends payable in cash in an amount per share (rounded to the nearest cent), equal to the product of the Series A Multiple (as defined below) then in effect times the aggregate per share amount of all cash dividends declared (but not withdrawn) on the Common Stock, plus the product of the Series A Multiple then in effect times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock, or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared (but not withdrawn) on the Common Stock.

               (B) As used herein, the Series A Multiple shall initially be 1,000. In the event the Corporation shall (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Series A Multiple shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (C) The Board of Directors of the Corporation shall not declare a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) unless it shall concurrently therewith declare a dividend or distribution on the Series A Preferred Stock. Payment of a dividend or distribution determined on the Series A Preferred Stock shall be in preference to payment of any dividend or distribution on any Junior Stock.

               (D) The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

          Section 3.  Voting Rights.  Except as otherwise provided herein or by
                      -------------
     law and in addition to any rights provided in the Certificate of Incorporation, the holders of shares of Series A Preferred Stock shall have the following voting rights:

               (A) Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes on all matters submitted to the stockholders of the Corporation equal to the product of the Series A

          Multiple then in effect times the number of votes that each share of Common Stock entitles its holder to vote at a meeting of the stockholders of the Corporation.

               (B) The holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.

               (C) The holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4.  Certain Restrictions.
                      --------------------

               (A) Whenever dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                      (i) declare or pay dividends (other than a dividend payable in shares of Common Stock) on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of Junior Stock;

                      (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock ("Parity Stock"), except dividends paid ratably on the Series A Preferred Stock and all such Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                      (iii) redeem or purchase or otherwise acquire for consideration shares of any Parity Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such Parity Stock in exchange for shares of any Junior Stock; or

                      (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5.  Reacquired Shares.  Any shares of Series A Preferred Stock
                      -----------------
     purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, in any other Certificate of Designation establishing a series of Preferred Stock or any similar stock or as otherwise required by law.

          Section 6.  Liquidation, Dissolution or Winding Up.
                      --------------------------------------

               (A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of Series A Preferred Stock shall be entitled to receive, in preference to the holders of any Junior Stock, the greater of (a) $1,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share equal to the product of the Series A Multiple then in effect times the aggregate amount to be distributed per share to holders of Common Stock.

               (B) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Parity Stock shall not receive any distributions except for distributions made ratably on the Series A Preferred Stock and all other such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

          Section 7.  Consolidation, Merger, Etc.  In case the Corporation shall
                      ---------------------------
     enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of the Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the product of the Series A Multiple then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

          Section 8.   No Redemption.  The shares of Series A Preferred Stock
                       -------------
     shall not be redeemable.

          Section 9.   Ranking.  The Series A Preferred Stock shall rank junior
                       -------
     to all other series of the Corporation's Preferred Stock, or any similar stock that specifically provides that it shall rank prior to the shares of Series A Preferred Stock, as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise. Nothing herein shall preclude the Board of Directors from creating any series of Preferred Stock or any similar stock ranking on a parity with or prior to the shares of Series A Preferred Stock as to the payment of dividends or the distribution of assets.

          Section 10.  Fractional Shares.  Series A Preferred Stock may be
                       -----------------
     issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

          Section 11.  Amendment.  The Certificate of Incorporation, including
                       ---------
     this Certificate of Designation establishing the shares of the Series A Preferred Stock, shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock voting separately as a class.

     IN WITNESS WHEREOF, this Certificate is executed on behalf of the Corporation by its president and attested by it Secretary this 21/st/ day of July, 2000.



                                    ____________________________________
                                    Robert D. Thompson
                                    Chief Executive Officer
ATTEST:


______________________________
Charles E. Bergeron
Secretary



STATE OF OREGON               )
                              ) ss.
COUNTY OF WASHINGTON          )

     BE IT REMEMBERED, that before me, a notary public in and for the aforesaid county and state, personally appeared Robert D. Thompson, Chief Executive Officer, and Charles E. Bergeron, Secretary, of OraSure Technologies, Inc., a Delaware corporation, who are known to me to be the same persons who executed the foregoing instrument, and duly acknowledged the execution of the same this 21/st/ day of July, 2000.


                                         ___________________________
                                         Notary Public

My commission expires:



____________________________

                                                                       EXHIBIT B
                                                                       ---------
                          FORM OF RIGHTS CERTIFICATE

Certificate No. R-                                                        Rights

NOT EXERCISABLE AFTER MAY 6, 2010 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO IS OR WAS AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN
SECTION 7(e) OF THE RIGHTS AGREEMENT.]*


                              RIGHTS CERTIFICATE

                          ORASURE TECHNOLOGIES, INC.

          This certifies that _____________________________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of ___________, 2000, as may be amended from time to time (the "Rights Agreement"), between OraSure Technologies, Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and at any time prior to 5:00 p.m. (New York City time) on May 6, 2010 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $85.00 per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certification duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of _________, 2000, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities of the Company or any other Person (as such term is defined in the Rights Agreement) that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are

---------------
* The portion of the legend in brackets will be inserted only if applicable and shall replace the preceding sentence.

subject to modification and adjustment upon the happening of certain events including a Triggering Event (as such term is defined in the Rights Agreement).

          Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Affiliate or Associate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date (as such term is defined in the Rights Agreement, and as such time period may be extended pursuant to the Rights Agreement), or (ii) the Final Expiration Date (as such term is defined in the Rights Agreement). In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of Common Stock of the Company (subject to adjustment for any stock split, stock dividend or similar transaction) following the Stock Acquisition Date and prior to the time an Acquiring Person owns 50% or more of the shares of Common Stock of the Company then outstanding.

          No fractional shares of Preferred Stock or other securities will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the

Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of _______________, ____.

                                    ORASURE TECHNOLOGIES, INC.


                                    By:______________________________
                                       Name:
                                       Title:

ATTEST:


_________________________________
Name:
Title:

Countersigned:

ChaseMellon Shareholder Services, L.L.C.
as Rights Agent


By:______________________________
   Name:
   Title:

                 [Form of Reverse Side of Rights Certificate]

                              FORM OF ASSIGNMENT

                 (To be executed by the record holder if such
              holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto_____

______________________________________________________________________________

______________________________________________________________________________
 (Please print name, address and social security or other identifying number of transferee)

______________ (______) of the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________________________________ its
attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.


Dated: __________________, ___.


                                        ________________________
                                                Signature


Signature Guaranteed:

     Signatures must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (12 C.F.R. 240.17Ad-15) or any similar rule which the Rights Agent deems applicable.

           [Form of Reverse Side of Rights Certificate (continued)]

                                 Certification
                                 -------------


     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) this Rights Certificate is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: __________________, ___.


                                             _________________
                                                 Signature


Signature Guaranteed:

     Signatures must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (12 C.F.R. 240.17Ad-15) or any similar rule which the Rights Agent deems applicable.

                                    NOTICE
                                    ------

     The signature to the foregoing Assignment and Certification must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above is not or cannot be completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment will not be honored.

           [Form of Reverse Side of Rights Certificate (continued)]

                         FORM OF ELECTION TO PURCHASE

              (To be executed if holder desires to exercise Rights
                     represented by the Rights Certificate)

To:  OraSure Technologies, Inc.:

     The undersigned hereby irrevocably elects to exercise ___________________ (____) Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other Person (as such term is defined in the Rights Agreement) that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:


_______________________________________________________________________________

_______________________________________________________________________________
  (Please print name, address and social security number or other identifying number)

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:


_______________________________________________________________________________

_______________________________________________________________________________
  (Please print name, address and social security number or other identifying number)

Dated: __________________, ___.


                                             ________________
                                                 Signature


Signature Guaranteed:

     Signatures must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (12 C.F.R. 240.17Ad-15) or any similar rule which the Rights Agent deems applicable.

            [Form of Reverse Side of Rights Certificate (continued)]

                                 Certification
                                 -------------

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: __________________, ___.


                                             _______________
                                                Signature


Signature Guaranteed:

     Signatures must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (12 C.F.R. 240.17Ad-15) or any similar rule which the Rights Agent deems applicable.

                                     NOTICE
                                     ------


     The signature to the foregoing Election to Purchase and Certification must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above is not or cannot be completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Election to Purchase will not be honored.

                                                                       EXHIBIT C
                                                                       ---------

                                    FORM OF

                         SUMMARY OF RIGHTS TO PURCHASE
                                PREFERRED STOCK

          On May 6, 2000, the Board of Directors of OraSure Technologies, Inc. ("OraSure"), adopted a Stockholder Rights Plan providing for the distribution of one Right to purchase its Series A Preferred Stock for each outstanding share of its Common Stock. The Rights will be distributed together with the Common Stock issued upon the consummation of the mergers of STC Technologies, Inc. ("STC") with and into OraSure and Epitope, Inc. ("Epitope") with and into OraSure, pursuant to that certain Merger Agreement, dated as of May 6, 2000 among Epitope, STC and OraSure. No income will be recognized by stockholders for tax purposes on payment of the dividend. The Rights are not now exercisable, and it is not known at this time whether they ever will be exercisable. No action can be taken by holders of Rights at this time. Until a Right is exercised, the Right does not create any rights as a stockholder of OraSure, including the right to vote or receive dividends.

          The Rights will trade with the Common Stock of OraSure. In general, the Rights detach from the Common Stock of OraSure and become exercisable on the tenth business day after the earlier of either of the following two events occurs:

          . a person or entity, together with its Affiliates or Associates, becomes the beneficial owner of 15% or more of the outstanding shares of Common Stock of OraSure, or

          . a person or entity, together with its Affiliates or Associates, announces or commences a tender offer that, if consummated, would result in them becoming the beneficial owner of 15% or more of the outstanding shares of Common Stock of OraSure.

An "Affiliate" of a person or entity is a person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person or entity specified. An "Associate" of a person or entity is (a) any corporation or organization (other than OraSure or any majority-owned subsidiary of OraSure) of which such person or entity is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such person or entity has a substantial beneficial interest or as to which such person or entity serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such person or entity, or any relative of such spouse, who has the same home as such person or entity or who is a director or officer of such person or entity or any of its parents or subsidiaries.

          If the Rights detach and become exercisable as a result of the commencement of a tender offer, each Right entitles its holder to purchase one one-thousandth of a share of Series A Preferred Stock for an exercise price of $85.00 unless the Rights are redeemed by OraSure. This exercise price and the number of shares, or fraction of a share, of Series A Preferred Stock that can be purchased are both subject to adjustment to prevent dilution in the event of a stock dividend on the Series A Preferred Stock or a subdivision, combination or reclassification of the Series A Preferred Stock or if OraSure distributes certain rights, options, warrants, evidences of indebtedness or assets to the holders of the Series A Preferred Stock.

     Because of the nature of the Series A Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Series A Preferred Stock that may be purchased upon the exercise of each Right should approximate the value of one share of Common Stock. In the event of the liquidation of OraSure, the holders of shares of Series A Preferred Stock will be entitled to the greater of

     . a minimum preferential liquidation payment of $1,000 per share, plus accrued dividends, or

     . 1,000 times the aggregate amount to be distributed per share of Common Stock.

Each share of Series A Preferred Stock will have 1000 votes and will vote together with the Common Stock as a single class. Finally, in the event of any merger, consolidation or other transaction involving OraSure (other than the Merger) in which shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or other property, each share of Series A Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. The dividend, liquidation, voting and other rights of the Series A Preferred Stock will be proportionately adjusted to reflect any stock split, stock dividend or similar transaction involving the Common Stock.

     After a person or entity (referred to as an Acquiring Person), together with its Affiliates and Associates, becomes the beneficial owner of 15% or more of the outstanding shares of Common Stock of OraSure in one or more transactions that do not constitute a Qualifying Offer, each Right entitles its holder to purchase, for the Right's exercise price, a number of shares of Common Stock (or in certain circumstances, cash, property or other securities of OraSure) having a value equal to two times the then current exercise price of the Right. All Rights that are, or under certain circumstances were, beneficially owned by any Acquiring Person, or Affiliates or Associates of that person or entity, will be null and void. A "Qualifying Offer" is an offer for outstanding shares of Common Stock that a majority of the directors of OraSure who are not Affiliates or Associates of an Acquiring Person determine, after receiving advice from one or more investment banking firms, to be fair to the stockholders and otherwise in the best interests of OraSure and its stockholders.

     If OraSure is involved in a merger or other business combination transaction after the Rights become exercisable, each Right entitles its holder to purchase, for the Right's exercise price, a number of the acquiring or surviving company's shares of common stock having a market value equal to twice the exercise price of the Right. Similarly, if OraSure sells or transfers 50% or more of its assets or earning power after the Rights become exercisable, each Right entitles its holder to purchase, for the Right's exercise price, a number of the acquiring company's shares of common stock having a market value equal to twice the exercise price of the Right.

     At any time after any person or entity becomes an Acquiring Person and before the acquisition by such person or entity, together with that person's Affiliates or Associates, of 50% or more of the Common Stock of OraSure, the OraSure Board may exchange Common Stock for all or any part of the Rights other than any Rights that have become null and void. The exchange rate is one share of Common Stock for each Right. This exchange rate is subject to adjustment to reflect any stock split, stock dividend or similar transaction involving the Common Stock.

     OraSure is entitled to redeem the Rights at $.01 per Right at any time until ten business days following a public announcement that a person, together with that person's Affiliates or Associates, has become the beneficial owner of 15% or more of the outstanding shares of Common Stock of OraSure. The terms of the Rights expire on May 6, 2010, unless OraSure redeems the Rights before then or unless the OraSure Board extends the Rights by amending the Rights Agreement.

     Until the Rights are no longer redeemable, the OraSure Board of Directors may amend the Rights Agreement and Rights in any respect. After the Rights are no longer redeemable, the OraSure Board of Directors may amend the Rights Agreement and the Rights to make changes that do not adversely affect the interests of the holders of the Rights (excluding the interests of the Acquiring Person or its Affiliates and Associates) or to shorten or lengthen any time period under the Rights Agreement (except for the time period governing redemption of the Rights). No amendment of the Rights Agreement or Rights by the OraSure Board of Directors is permitted to change the redemption price of the Rights, regardless of whether the amendment occurs before or after the time the Rights cease to be redeemable.

     The terms of the Rights are set forth in the Rights Agreement, which has been filed with the Securities and Exchange Commission as an Exhibit to this Registration Statement on Form S-4. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

                                       3